                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).
     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                               KIRBY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

[KIRBY CORP. LOGO]

                               KIRBY CORPORATION

                                 NOTICE OF 2003

                         ANNUAL MEETING OF STOCKHOLDERS

                                      AND

                                PROXY STATEMENT

                          MEETING DATE: APRIL 22, 2003

                             YOUR VOTE IS IMPORTANT

                  -------------------------------------------
                  PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN
                    YOUR PROXY CARD IN THE ENCLOSED ENVELOPE
                  -------------------------------------------

[KIRBY CORP. LOGO]             KIRBY CORPORATION

                           55 WAUGH DRIVE, SUITE 1000
                                 P. O. BOX 1745
                           HOUSTON, TEXAS 77251-1745

                                                                   March 6, 2003

Dear Fellow Stockholders:

     On behalf of the Board of Directors, we cordially invite you to attend the 2003 Annual Meeting of Stockholders of Kirby Corporation to be held on Tuesday, April 22, 2003, at 10:00 a.m. (CDT). The meeting will be held at 55 Waugh Drive, 8th Floor, Houston, Texas 77007. We look forward to personally greeting those stockholders who will be able to attend the meeting.

     This booklet contains the notice of the Annual Meeting and the Proxy Statement, which contains information about the formal items of business to be conducted at the meeting, Kirby's Board of Directors and its committees, and certain executive officers. This year you are being asked to elect three Class II directors.

     In addition to the formal items of business to be brought before the Annual Meeting, there will be a report on our Company's operations, followed by a question and answer period.

     Your vote is important. Please ensure that your shares will be represented at the meeting by completing, signing and returning your proxy card in the envelope provided whether or not you plan to attend personally.

     Thank you for your continued support and interest in Kirby Corporation.

                                          Sincerely,

                                          /s/ C. BERDON LAWRENCE
                                          C. BERDON LAWRENCE
                                          Chairman of the Board

                                          /s/ J. H. PYNE
                                          JOSEPH H. PYNE
                                          President and Chief Executive Officer

                               KIRBY CORPORATION
                             (A NEVADA CORPORATION)

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               Date:  Tuesday, April 22, 2003
                               Time:  10:00 a.m. CDT
                               Place: 55 Waugh Drive
                                   8th Floor
                                   Houston, Texas 77007

     Items of business to be voted on:

          1. To elect three Class II directors;

          2. To consider any other business to properly come before the meeting.

     You have the right to receive this notice and vote at the Annual Meeting if you were a shareholder of record at the close of business on March 3, 2003. Please remember that your shares cannot be voted unless you sign and return the enclosed proxy card, vote in person at the Annual Meeting, or make other arrangements to vote your shares.

                                          For the Board of Directors,

                                          THOMAS G. ADLER
                                          Secretary

March 6, 2003

                               KIRBY CORPORATION

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Kirby Corporation (the "Company") to be voted at the Annual Meeting of Stockholders to be held at 55 Waugh Drive, 8th Floor, Houston, Texas, on April 22, 2003, at 10:00 a.m.
(CDT).

     Whenever we refer in this Proxy Statement to the Annual Meeting, we are also referring to any meeting that results from an adjournment or postponement of the Annual Meeting. The Notice of Annual Meeting, this Proxy Statement, the proxy card and the Company's Annual Report, which includes the Annual Report on Form 10-K for 2002, are being mailed to stockholders on or about March 11, 2003.

                            SOLICITATION OF PROXIES

THE PROXY CARD

     Your shares will be voted as specified on the enclosed proxy card. If a proxy is signed without choices specified, those shares will be voted for the election of the Class II directors named in this Proxy Statement and at the discretion of the proxies on other matters.

     You are encouraged to complete, sign and return the proxy card even if you expect to attend the meeting. If you sign a proxy card and deliver it to us, but then want to change your vote, you may revoke your proxy at any time prior to the Annual Meeting by sending us a written revocation or a new proxy, or by attending the Annual Meeting and voting your shares in person.

COST OF SOLICITING PROXIES

     The cost of soliciting proxies will be paid by the Company. The Company has retained Georgeson Shareholder Communications, Inc. to solicit proxies at an estimated cost of $4,000, plus out-of-pocket expenses. Employees of the Company may also solicit proxies, for which the expense would be nominal and borne by the Company. Solicitation may be by mail, facsimile, electronic mail, telephone or personal interview.

                                     VOTING

STOCKHOLDERS ENTITLED TO VOTE

     Stockholders of record at the close of business on March 3, 2003 will be entitled to notice of, and to vote at, the Annual Meeting. As of March 3, 2003, the Company had 24,065,789 outstanding shares of common stock. Each share of common stock is entitled to one vote on each matter to come before the meeting.

QUORUM AND VOTES NECESSARY TO ADOPT PROPOSALS

     In order to transact business at the Annual Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present. Abstentions and proxies returned by brokerage firms for which no voting instructions have been received from their principals will be counted for the purpose of determining whether a quorum is present. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the entirety of the meeting. A plurality of the votes cast is required for the election of directors. A majority of the outstanding shares entitled to vote that are represented at the meeting in person or by proxy is required for approval of any other matters that may be presented at the meeting.

                         ELECTION OF DIRECTORS (ITEM 1)

     The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than three nor more than fifteen members and that, within those limits, the number of directors shall be determined by the Board. The Bylaws further provide that the Board shall be divided into three classes, with the classes being as nearly equal in number as possible and with one class being elected each year for a three-year term. The size of the Company's Board is currently set at nine. Three Class II directors are to be elected at the 2003 Annual Meeting to serve until the Annual Meeting of Stockholders in 2006.

     Each nominee named below is currently serving as a director and each has consented to serve for the new term. All nominees have previously been elected a director by the Company's stockholders.

     If any nominee becomes unable to serve as a director, an event currently not anticipated, the persons named as proxies in the enclosed proxy card intend to vote for a nominee selected by the present Board to fill the vacancy.

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE ELECTION OF DIRECTORS

     The Board of Directors of the Company unanimously recommends a vote "FOR" the election of each of the following nominees for election as a director.

Nominees for Election as Class II directors to serve until the Annual Meeting of
                              Stockholders in 2006

Bob G. Gower
Director since 1998
Age 65
Houston, Texas
Mr. Gower is President and Chief Executive Officer of Carbon Nanotechnologies, Inc.,
a technology leader in single-wall carbon nanotubes. He served as Chairman and Chief
Executive Officer of Specified Fuels & Chemicals L.L.C. from 1997 to 2000. From 1985 to 1997, he served first as President and then as Chairman of Lyondell Petrochemical
Company. Mr. Gower serves as Chairman of the Audit Committee and is a member of the
Executive Committee and Compensation Committee. He is also a director of Probex
Corporation.

Joseph H. Pyne
Director since 1988
Age 55
Houston, Texas
Mr. Pyne has served as President and Chief Executive Officer of the Company since
1995. He served as Executive Vice President from 1992 to 1995 and also served as President of Kirby Inland Marine, LP, the Company's principal transportation subsidiary, from 1984 to 1999. He serves as a member of the Executive Committee.

Richard C. Webb
Director since 2000
Age 69
Houston, Texas
Mr. Webb is Vice Chairman of Sanders Morris Harris, a regional investment banking firm. From 1994 to 2000 he served as President of Harris, Webb & Garrison, a regional investment banking firm. Mr. Webb serves as a member of the Compensation Committee.
He is also a director of Pinnacle Management & Trust Co. and Varitek Industries, Inc.

DIRECTORS CONTINUING IN OFFICE

     The following persons are directors of the Company who will continue in office.

Continuing Class III directors, serving until the Annual Meeting of Stockholders in 2004

C. Sean Day
Director since 1996
Age 53
Greenwich, Connecticut
Mr. Day is Chairman of Teekay Shipping Corporation, a foreign flag tank vessel owner and operator. He has served in that position since 1999. Mr. Day served as President and Chief Executive Officer of Navios Corporation, a foreign flag bulk vessel operator, until 1999. He serves as Chairman of the Committee on Directors and Board
Governance and is a member of the Audit Committee. He is also a director of Genesee &
Wyoming, Inc.

William M. Lamont, Jr.
Director since 1979
Age 54
Dallas, Texas
Mr. Lamont is a private investor. He serves as Chairman of the Compensation Committee and is a member of the Executive Committee, Audit Committee and Committee on
Directors and Board Governance.

C. Berdon Lawrence
Director since 1999
Age 60
Houston, Texas
Mr. Lawrence has served as Chairman of the Board of the Company since October 1999.
He was the founder and former President of Hollywood Marine, Inc., an inland tank barge company acquired by the Company in October 1999. Mr. Lawrence serves as
Chairman of the Executive Committee.

 Continuing Class I directors, serving until the Annual Meeting of Stockholders in 2005

Walter E. Johnson
Director since 2001
Age 66
Houston, Texas
Mr. Johnson is Chairman of Southwest Bank of Texas, Houston's largest independent bank. Mr. Johnson founded the bank in 1990, after serving as President and Chief
Executive Officer of Allied Bank of Texas from 1971 to 1989.

George A. Peterkin, Jr.
Director since 1973
Age 75
Houston, Texas
Mr. Peterkin is a private investor. He has served as Chairman Emeritus of the Board of the Company since 1999 and served as Chairman of the Board of the Company from
1995 to 1999. He served as President of the Company from 1973 to 1995 and serves as a member of the Executive Committee.

Robert G. Stone, Jr.
Director since 1983
Age 79
Greenwich, Connecticut
Mr. Stone is a private investor. He has served as Chairman Emeritus of the Board of the Company since 1995 and served as Chairman of the Board of the Company from 1983 to 1995. He serves as a member of the Compensation Committee and Committee on
Directors and Board Governance. He is also a director of Russell Reynolds Associates,
Inc.

     Except as noted, each of the nominees for director and continuing directors has been engaged in his principal occupation for more than the past five years.

                  THE BOARD OF DIRECTORS AND BOARD COMMITTEES

     The Board of Directors is responsible for broad corporate policy and the overall performance of the Company. Members of the Board are kept informed of the Company's businesses by various reports and documents sent to them, as well as by operating and financial reports made at Board and committee meetings by the Chairman of the Board, President and other corporate officers. The Board has established four standing committees, including the Audit Committee, the Compensation Committee and the Committee on Directors and Board Governance, each of which is briefly described in the following table. A fourth committee, the Executive Committee, has and may exercise all of the power and authority of the Board when the Board is not in session in the management of the business and affairs of the Company, except the power or authority to fill vacancies in the membership of the Board, to amend the Bylaws of the Company and to fill vacancies in the membership of the Executive Committee.

                                AUDIT COMMITTEE

FUNCTIONS                                                              MEMBERS(1)
- Monitor the Company's financial reporting, accounting     Bob G. Gower (Chairman)
  procedures and systems of internal control                C. Sean Day
                                                            William M. Lamont, Jr.
- Recommend to the Board the selection of independent
  auditors for the Company
- Review the Company's audited financial statements with
  management and the independent auditors
- Monitor the independence and performance of the
  Company's independent auditors and internal audit
  function

                             COMPENSATION COMMITTEE

FUNCTIONS                                                              MEMBERS(1)
- Make recommendations to the Board regarding               William M. Lamont, Jr. (Chairman)
  compensation policies, including salary, bonuses and      Bob G. Gower
  other compensation                                        Robert G. Stone, Jr.
                                                            Richard C. Webb
- Administer the Company's annual incentive bonus program
- Administer the Company's stock option, restricted stock
  and incentive plans and grant stock options, restricted
  stock and performance awards under such plans

                  COMMITTEE ON DIRECTORS AND BOARD GOVERNANCE

FUNCTIONS                                                              MEMBERS(1)
- Perform the functions of a nominating committee to        C. Sean Day (Chairman)
  recommend candidates for election to the Board            William M. Lamont, Jr.
                                                            Robert G. Stone, Jr.
- Review the size and composition of the Board
- Maintain oversight of Board operations and
  effectiveness

     The Committee on Directors and Board Governance will consider candidates for Board membership suggested by stockholders. Suggestion for candidates, accompanied by biographical information for evaluation, may be sent to the Secretary of the Company at its principal office address.
---------------

(1) Each of the members of the Committee is a "non-employee director" (i.e., not an officer or employee of the Company or its subsidiaries).

ATTENDANCE AT MEETINGS

     During 2002, the Board held six meetings. In addition, the Audit Committee met seven times and the Compensation Committee met three times. The Executive Committee and Committee on Directors and Board Governance did not meet during 2002. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees on which he served that were held during the periods for which he served.

DIRECTOR COMPENSATION

     Directors who are employees of the Company receive no additional compensation for their services on the Board or Board committees. Each nonemployee director receives an annual fee of $20,000 (which the director may elect to receive in cash or stock options), a fee of $1,000 for each Board meeting attended and $3,000 for each Committee meeting attended. Audit and Compensation Committee Chairmen receive an additional $10,000 retainer per year. Directors are reimbursed for reasonable expenses incurred in attending meetings.

     The Company has three director stock option plans, the 1989 Director Stock Option Plan (the "1989 Director Plan"), the 1994 Nonemployee Director Stock Option Plan (the "1994 Director Plan") and the 2000 Nonemployee Director Stock Option Plan (the "2000 Director Plan").

     The 1989 Director Plan, under which no more options can be granted, provided for the one-time granting to nonemployee directors of stock options to purchase the Company's common stock. Currently, Mr. Day and Mr. Gower each holds options under the 1989 Director Plan for 5,000 shares of common stock.

     The 1994 Director Plan, which was superceded by the 2000 Director Plan on September 22, 2000, provided for automatic annual grants to nonemployee directors of stock options to purchase the Company's common stock. Currently, under the 1994 Director Plan, Mr. Lamont and Mr. Stone each holds options for 12,000 shares of common stock, Mr. Day holds options for 7,500 shares of common stock and Mr. Gower holds options for 4,500 shares of common stock.

     The 2000 Director Plan provides for the automatic grant to nonemployee directors of stock options for 5,000 shares of common stock on the date of first election as a director and 3,000 shares immediately after each annual meeting of stockholders. In addition, the 2000 Director Plan provides for the issuance of stock options in lieu of cash for all or part of the $20,000 annual director fee. A director who elects to receive options in lieu of the annual cash fee will be granted an option for a number of shares equal to (a) the amount of the fee for which the election is made divided by (b) the fair market value per share of the common stock on the date of grant multiplied by (c) 3. The exercise price for all options granted under the 2000 Director Plan is the fair market value per share of the Company's common stock on the date of grant. The options granted on first election as a director vest immediately. The options granted immediately after each annual meeting of stockholders vest six months after the date of grant. Options granted in lieu of cash director fees vest in equal quarterly increments during the year to which they relate. Currently, under the 2000 Director Plan, Mr. Webb holds options for 17,526 shares, Mr. Day, Mr. Gower and Mr. Stone each holds options for 13,170 shares, Mr. Johnson holds options for 11,772 shares, Mr. Peterkin holds options for 11,585 shares and Mr. Lamont holds options for 6,000 shares.

     The Company also has a 1993 Nonqualified Stock Option for Robert G. Stone, Jr. (the "Stone Option"). The Stone Option provided for the grant to Mr. Stone, in July 1993, of a stock option to purchase 25,000 shares of the Company's common stock.

TRANSACTIONS WITH DIRECTORS AND OFFICERS

     During 2002, the Company and its subsidiaries paid Knollwood, L.L.C. ("Knollwood"), a company owned by C. Berdon Lawrence, the Chairman of the Board of the Company, $197,000 for air transportation services provided by Knollwood. Such services were in the ordinary course of business of the Company and Knollwood. The Company anticipates that similar services will be rendered in 2003.

     The Company is a 25% member of The Hollywood Camp, L.L.C. ("Hollywood Camp"), a company that owns and operates a hunting facility used by the Company and two other members primarily for customer entertainment. Knollwood is a 25% member and acts as manager of Hollywood Camp. The other 50% member is not affiliated with the Company or Knollwood. Hollywood Camp leases hunting rights to land owned by Mr. Lawrence and other unaffiliated parties and allocates lease and lodging expenses to the owners based on their usage of the facilities. During 2002, the Company was billed $683,000 by Hollywood Camp for its share of facility expenses. The Company anticipates that similar costs will be incurred in 2003.

     Walter E. Johnson, a director of the Company, is a 25% limited partner in a limited partnership that owns one barge operated by a subsidiary of the Company, which owns the other 75% interest in the partnership. The partnership was entered into on October 1, 1974. During 2002, Mr. Johnson received $82,000 in distributions from the partnership. The distributions were proportionate to his interest in the partnership and were made in the ordinary course of business of the partnership. The partnership will continue to operate in the ordinary course of the Company's business in 2003.

     Southwest Bank of Texas has a 5% participation in the Company's term loan facility dated October 12, 1999. As of December 31, 2002, the outstanding balance of the term loan was $171,500,000, of which Southwest Bank of Texas' participation was $8,575,000. Mr. Johnson is Chairman of the Board of Southwest Bank of Texas. Southwest Bank of Texas is one of 14 lenders under the term loan, which was consummated in the ordinary course of business of the Company, and before Mr. Johnson's appointment as a director of the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows the number of shares of common stock beneficially owned by each director, each named executive officer listed in the Summary Compensation Table, and by the directors and executive officers of the Company as a group as of March 3, 2003. Under rules of the Securities and Exchange Commission ("SEC"), "beneficial ownership" is deemed to include shares for which the individual, directly or indirectly, has or shares voting or investment power, whether or not they are held for the individual's benefit.

                                                    SHARES OF COMMON STOCK
                                              BENEFICIALLY OWNED ON MARCH 3, 2003
                                        -----------------------------------------------
                                                    VOTING OR                             PERCENT OF
                                                    INVESTMENT    RIGHT TO                  COMMON
                                        DIRECT(1)    POWER(2)    ACQUIRE(3)     TOTAL     STOCK(3)(4)
                                        ---------   ----------   ----------   ---------   -----------
DIRECTORS
  C. Sean Day.........................      5,300                   25,670       30,970
  Bob G. Gower........................     40,000                   22,670       62,670
  Walter E. Johnson...................      1,000                   11,772       12,772
  William M. Lamont, Jr...............      5,142(5)                18,000       23,142
  C. Berdon Lawrence..................  3,500,581                  997,981    4,498,562      18.6%
  George A. Peterkin, Jr..............    215,976(6)   85,135(6)    11,585      312,696       1.3%
  Joseph H. Pyne......................     94,200                  228,187      322,387       1.3%
  Robert G. Stone, Jr.................    109,050(7)   33,950(7)    50,170      193,170
  Richard C. Webb.....................      1,000                   17,526       18,526
NAMED EXECUTIVES
  Norman W. Nolen.....................      9,959                   95,543      105,502
  Dorman L. Strahan...................      3,279                   60,253       63,532
  Steven P. Valerius..................     11,142(8)                60,919(9)    72,061
  Directors and Executive Officers as
     a group (17 in number)...........  4,013,732    119,085     1,725,938    5,858,755      23.5%

---------------

(1) Shares held individually or jointly with others, or in the name of a bank, broker or nominee for the individual's account. Also includes shares held under the Company's 401(k) Plan.

(2) Shares with respect to which directors or executive officers have or share voting or investment power.

(3) The number of shares and percentage ownership of common stock for each person named assumes that such person is the beneficial owner of common stock with respect to which such person has the right to acquire beneficial ownership within 60 days after March 3, 2003. The number of shares and percentage ownership of common stock for the named directors and executive officers as a group assumes that all of the shares shown as beneficially owned by each of such persons are outstanding.

(4) Unless otherwise indicated, beneficial ownership of any named individual is less than 1% of the outstanding shares of common stock.

(5) Does not include 432,985 shares owned by his wife, Mary Noel Lamont, or 497,171 shares owned by trusts of which Ms. Lamont is the beneficiary. Mr. Lamont disclaims beneficial ownership of all 930,156 shares.

(6) Does not include 4,000 shares owned by Mr. Peterkin's wife. Mr. Peterkin disclaims beneficial ownership of those 4,000 shares and 85,135 shares owned by trusts of which Mr. Peterkin is trustee, the beneficiaries of which are relatives of his or his wife's.

(7) Does not include 10,000 shares owned by Mr. Stone's wife. Mr. Stone disclaims beneficial ownership of those 10,000 shares and 33,950 shares owned by trusts of which Mr. Stone is trustee.

(8) Does not include 463 shares owned by Mr. Valerius' wife. Mr. Valerius disclaims beneficial ownership of those shares.

(9) Does not include 7,833 shares of which Mr. Valerius' wife has the right to acquire beneficial ownership within 60 days after March 3, 2003. Mr. Valerius disclaims beneficial ownership of those shares.

PRINCIPAL STOCKHOLDERS

     The following table and notes set forth information as of the dates indicated concerning persons known to the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock:

                                                              NUMBER OF SHARES       PERCENT
                     NAME AND ADDRESS                       BENEFICIALLY OWNED(1)    OF CLASS
                     ----------------                       ---------------------    --------
C. Berdon Lawrence........................................        4,498,562(2)        18.6%
55 Waugh Drive, Suite 1000
Houston, Texas 77007
Luther King Capital Management Corporation................        1,447,300(3)         6.0%
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102
PRIMECAP Management Company...............................        1,407,400(4)         5.9%
225 South Lake Avenue, Suite 400
Pasadena, California 91101

---------------

(1) Except for 997,981 shares with respect to which Mr. Lawrence has the right to acquire beneficial ownership, to the Company's knowledge, all of the shares are directly owned by the named person or entities and none were subject to options or other rights to acquire beneficial ownership in the future.

(2) Based on Form 5, dated February 14, 2003, filed by Mr. Lawrence with the
    SEC.

(3) Based on Schedule 13G, dated February 4, 2003, filed by Luther King Capital Management Corporation with the SEC.

(4) Based on Schedule 13F, dated February 10, 2003, filed by PRIMECAP Management Company with the SEC.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's directors and executive officers, and persons who own beneficially more than 10% of the Company's common stock, are required under
Section 16(a) of the Securities Exchange Act of 1934 to file reports of beneficial ownership and changes in beneficial ownership of the Company's common stock with the SEC and the New York Stock Exchange. Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that all filing requirements were complied with during 2002.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors of the Company has a standing Compensation Committee whose functions are to (1) administer the Company's annual incentive bonus program, (2) make recommendations to the Board of Directors with respect to salaries for officers and key employees of the Company, (3) administer all of the Company's stock option and incentive compensation plans and grant stock options and other awards under the plans (except those plans under which grants of options are automatic) and (4) review and make recommendations to the Board of Directors with respect to any other forms of compensation for officers and key employees of the Company. The Compensation Committee held three meetings in 2002. In 2002, the Board of Directors did not reject or modify in any material way any action or recommendation of the Compensation Committee. The Compensation Committee is composed of four members, all of whom are "Non-Employee Directors" and "outside directors" as defined in relevant federal securities and tax regulations.

     Compensation of executive officers is based primarily on three elements:
(1) base salary, (2) annual incentives, such as bonuses, and (3) long-term incentives, including stock options, restricted stock and performance awards. The basic goal is to pay compensation comparable to similar corporations, giving due regard to relative financial performance, and to tie annual incentives and long-term incentives to corporate performance and a return to the Company's stockholders.

     With regard to the annual cash incentives for an executive officer, exclusive of base salary, the Compensation Committee attempts to set bonuses at a level such that, with a positive performance by the executive officer, and a certain level of profitability by the Company, the total compensation for such executive officer, including base salary and annual cash incentives, should be above the median total cash compensation for similar corporations and positions. The Compensation Committee believes that total annual cash compensation above the median for similar corporations and positions is appropriate since a significant portion of each executive officer's total annual cash compensation is at risk due to both individual and Company performance factors.

     Annual incentive bonuses paid to the Company's executive officers in 2002 related to 2001 performance. Effective for bonuses earned during the 1999 fiscal year, the Board of Directors of the Company adopted a new incentive compensation program based on the creation of "Economic Value" ("EV") in each of the Company's three business groups -- inland marine transportation, diesel engine services and offshore marine transportation -- and for the Company as a whole. Performance under the program is measured on a calendar year basis. The primary component of the program for executive officers and other management level employees is a "Business Performance Bonus".

     The Company establishes its key business objectives at the beginning of the year. The primary performance benchmark used since 1999 has been EV, a financial measure of performance calculated to determine whether the Company is generating returns above the rate expected by debt holders and equity holders, a blended rate called the "cost of capital" for the Company.

     For the Business Performance Bonus, EV objectives were established for the Company and for each of its business groups. A target bonus and a maximum bonus which would be earned if the EV objective was achieved or exceeded were established for each eligible employee. The bonus is formula based and can vary from 0% to 125% of the target bonus, depending on the EV added for the year in the Company or in the employee's business group, as applicable. Bonuses for employees of the Company itself (a holding company which conducts operations through its subsidiaries) are based entirely on the performance of the Company as a whole. Bonuses for the heads of the Company's business groups are based 50% on the performance of the business group and 50% on overall Company performance. Bonuses for all other employees in a business group are based 70% on the performance of the business group and 30% on Company performance.

     Effective for bonuses earned during 2003, the Board of Directors has modified the incentive compensation program to use a combination of three performance measures to replace EVA -- net operating cash flow, return on total capital and earnings per share -- but the changes did not affect compensation paid in 2002 for 2001 performance.

     Stock options granted to executive officers and other Company employees have been granted at a price equal to the fair market value of the common stock on the date of grant and, except for the Premium Stock Options granted on November 5, 1996 and February 15, 1999 (the "Premium Stock Options"), generally vest in equal increments over a period of either three or four years and, unless earlier terminated, are for a period of either five or ten years. The Premium Stock Options, which cover 510,000 of the shares subject to unexercisable options shown in the table under "Aggregated Option Exercises in 2002 and 2002 Year-End Option Values" on page 14, may only be exercised on or after November 5, 2005 and on or before November 5, 2006.

     The Compensation Committee's objective for long-term incentive compensation for executive officers is the median for long-term incentive compensation of similar corporations and positions, giving effect to the Company's long-term performance relative to its peers.

     In addition to retirement, health care and similar benefits, the primary long-term incentives for executive officers are options under the Company's stock option plans. Generally, stock option awards are made by the Compensation Committee in January of each year. The Compensation Committee believes that the Company's long-term executive officer compensation, as evidenced by the options granted to date, does not exceed the value of stock options granted by similar companies to their executive officers holding similar positions.

     In 2002, the Board of Directors of the Company instituted a long-term incentive compensation program for selected senior executives, to be administered by the Compensation Committee. The program allows the grant of incentive stock options, nonincentive stock options, restricted stock, performance shares and performance units (or any combination thereof). The objective of the program is to provide long-term incentive compensation to the specified executives in an amount equal to the median for companies or business units of comparable size. The new program addresses the concern of the Compensation Committee and the Board about using stock options as the sole form of long-term incentive compensation for senior executives and reflects their conclusion that it is appropriate for the ultimate value of a long-term incentive compensation package to be based in part on other indicators of the Company's performance besides stock price. Under the newly adopted program, the elements of long-term compensation to be awarded, as well as the executives selected to participate, will be determined each year by the Compensation Committee.

     For 2002, the Compensation Committee determined that the executives who would receive awards under the long-term incentive compensation program would be Joseph H. Pyne, President and Chief Executive Officer, Norman W. Nolen, Executive Vice President and Chief Financial Officer, Steven P. Valerius, President of Kirby Inland Marine, LP, and D. Lynn Strahan, President of Kirby Engine Systems, Inc., and that 40% of the target value of the awards would be in the form of stock options, 20% in the form of restricted stock and 40% in the form of performance units tied to the achievement of EV objectives. The options vest over a three-year period and the restricted stock vests over a five-year period. The performance awards were tied to the achievement of EV objectives over a three-year period, but that portion of the 2002 awards has been cancelled subsequent to 2002 since, as discussed above, EV will no longer be used as the performance measure under the Company's incentive compensation program. The amount and form of the awards were based in part on survey information and recommendations provided by an independent consultant to the Compensation Committee. The actual awards made to the four participants during 2002 are included in the compensation tables presented elsewhere in this proxy statement.

     The Compensation Committee encounters certain difficulties in establishing a peer group of companies for compensation comparison purposes because there are few publicly traded marine transportation companies of similar size and none with a similar service mix. Some other marine transportation companies are limited partnerships or subsidiaries of larger public corporations, again making comparisons difficult. The Compensation Committee also compares the Company's executive compensation to the executive compensation of publicly held industrial companies.

     On October 18, 1994, on the recommendation of the Compensation Committee, the Board of Directors adopted an unfunded, nonqualified Deferred Compensation Plan for Key Employees effective January 1, 1992, which was designed primarily to provide additional benefits to eligible employees to restore benefits to which they would be entitled under the Company's Profit Sharing Plan and 401(k) Plan were it not for certain limits imposed by the Internal Revenue Code. The plan is designed to restore benefits for employees being compensated in excess of $200,000 per annum.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the Chief Executive Officer and the four other most highly compensated executive officers. Certain performance-based compensation, however, is specifically exempt from the deduction limit. The Compensation Committee did take the steps necessary to qualify the Premium Stock Options awarded to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. The Compensation Committee considers the net cost to the Company in making all compensation decisions.

     On the recommendation of the Compensation Committee, the 2002 base salary for Joseph H. Pyne, the Company's Chief Executive Officer, was established at $530,000 by the Company's Board of Directors effective January 1, 2002. The Chief Executive Officer's base salary was generally based on the same factors and criteria outlined above, being compensation paid to chief executives of corporations of similar size, individual as well as corporate performance and a general correlation with compensation of other executive officers of the Company. The $573,300 bonus paid to Mr. Pyne in 2002, which was earned in 2001, was determined under the incentive compensation program described above.

     In 2002, the Compensation Committee granted nonqualified stock options covering 174,214 shares of common stock to persons considered executive officers of the Company. The Compensation Committee generally has granted stock options based on its belief that stock options are a key element in the Company's executive compensation policy. The Compensation Committee grants stock options to executive officers based on its evaluation of individual performance and the Company's overall performance. The Compensation Committee recognizes that there is a significant subjective element in this procedure, but believes that such procedure is better suited to the Company than would be a formula-driven policy. Total options outstanding at the end of 2002 were for 1,481,581 shares, excluding the Premium Stock Options, constituting 6.2% of the then outstanding common stock of the Company, and 654,000 shares in the Premium Stock Option program, constituting 2.7% of the then outstanding common stock of the Company, assuming all such options were fully exercised. The Compensation Committee believes that options in this amount are justified and are within the range of options granted by similar corporations that consider stock options an important part of their executive compensation package and that the options held by the Chief Executive Officer are an appropriate portion of the total options. The Compensation Committee also granted to the four executive officers named above a total of 16,964 shares of restricted stock and the performance units shown in the table under "Long-Term Incentive Plan Awards Granted in 2002" on page 15.

                                          Compensation Committee

                                          William M. Lamont, Jr., Chairman
                                          Bob G. Gower
                                          Robert G. Stone, Jr.
                                          Richard C. Webb

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Mr. Lamont, Mr. Gower, Mr. Stone and Mr. Webb. No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In 2002, no executive officers of the Company served on the board of directors or compensation committee of another entity, any of whose executive officers served on the Board of Directors or Compensation Committee of the Company.

SUMMARY ANNUAL AND LONG-TERM COMPENSATION

     The following table summarizes compensation paid in 2002, 2001 and 2000 to the Chief Executive Officer and the four other highest paid executive officers (the "named executive officers") for 2002:

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM COMPENSATION
                                                                 ---------------------------------------------
                                           ANNUAL COMPENSATION   RESTRICTED
            NAME AND                       -------------------     STOCK      SHARES SUBJECT      ALL OTHER
       PRINCIPAL POSITION         YEAR      SALARY     BONUS     AWARDS(1)      TO OPTIONS     COMPENSATION(2)
       ------------------         ----     --------   --------   ----------   --------------   ---------------
Joseph H. Pyne..................  2002     $539,362   $238,501    $272,790        52,063           $    --
  President, Director and Chief   2001      518,960    573,300                   110,000            28,680
  Executive Officer               2000      499,360    441,000                   100,000            29,464

C. Berdon Lawrence..............  2002     $414,962   $182,521                    55,000           $    --
  Chairman of the Board           2001      399,360    438,750                    55,000            28,680
                                  2000      384,360    337,500                    35,000            29,464

Steven P. Valerius..............  2002     $285,860   $ 96,775    $ 93,062        17,758           $    --
  President of Kirby Inland       2001      271,860    229,688                    30,000            28,680
  Marine, LP                      2000      259,360    175,000                    30,000            29,464

Norman W. Nolen.................  2002     $259,360   $ 87,500    $ 87,145        16,630           $    --
  Executive Vice President and    2001      248,360    209,125                    30,000            28,680
  Chief Financial Officer         2000      238,190    161,000                    30,000            29,464

Dorman L. Strahan...............  2002     $187,860   $ 76,095    $ 24,963         4,763           $    --
  President of Kirby Engine       2001      180,960    120,120                    10,000            22,423
  Systems, Inc.                   2000      174,360     86,510                    10,000            24,375

---------------

(1) Represents the value of the restricted stock on the date of grant. At December 31, 2002, the value of the restricted stock owned by each of the named executive officers was $265,190 for Mr. Pyne (9,682 shares), $90,469 for Mr. Valerius (3,303 shares), $84,717 for Mr. Nolen (3,093 shares) and $24,268 for Mr. Strahan (886 shares). The restricted stock awards were granted on February 7, 2002 and vest over a period of five years, beginning on the first anniversary of the date of grant, subject to continued employment. In the event a change of control occurs, all restricted stock grants become fully vested. The Company does not have an established dividend policy. Should the Board declare a dividend after the restricted stock has been awarded, restricted stock owners shall receive dividends on the shares of restricted stock that have not been forfeited.

(2) Represents the aggregate value of the Company's contributions under the Company's Profit Sharing Plan, 401(k) Plan and Deferred Compensation Plan for Key Employees. The Company's contributions under these deferred compensation plans for the 2002 year have not been determined as of the date of this Proxy Statement, except for the Company's matching contributions under the Company's 401(k) Plan, pursuant to which matching contributions to the individual accounts were as follows: $6,000 each to Mr. Pyne, Mr. Lawrence, Mr. Valerius, Mr. Nolen and $5,355 to Mr. Strahan.

STOCK OPTIONS GRANTED, OPTION EXERCISES AND YEAR END VALUE

     The following table includes information on grants of stock options during 2002 to the five named executive officers. The amounts shown for the named executive officers as potential realizable value for such options are based on assumed annual rates of stock price appreciation of 0%, 5% and 10% over the full five-year terms of the options granted. The amounts shown as potential realizable value for all stockholders as a group represent the corresponding increases in the market value of 24,006,863 outstanding shares of common stock held by all stockholders as of December 31, 2002. No gain to the optionees is possible without an increase in the stock price that would benefit all stockholders proportionately. The potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable SEC regulations. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

                         STOCK OPTIONS GRANTED IN 2002

                                                                              POTENTIAL REALIZED VALUE AT ASSUMED
                                                                                  ANNUAL RATES OF STOCK PRICE
                                          INDIVIDUAL GRANTS                     APPRECIATION FOR OPTION TERM(3)
                           ------------------------------------------------   ------------------------------------
                                        % OF TOTAL
                                         OPTIONS                                0%          5%             10%
                                        GRANTED TO   EXERCISE                 ANNUAL      ANNUAL         ANNUAL
                            OPTIONS     EMPLOYEES    OR BASE     EXPIRATION   GROWTH      GROWTH         GROWTH
NAME                       GRANTED(1)    IN 2002      PRICE         DATE      RATE(2)     RATE(2)        RATE(2)
----                       ----------   ----------   --------    ----------   -------   -----------    -----------
C. Berdon Lawrence.......    55,000       15.27%     $27.130     01/28/07       $0      $   412,253    $   910,971
Norman W. Nolen..........    16,630        4.62%      28.175     02/07/07        0          129,451        286,054
Joseph H. Pyne...........    52,063       14.45%      28.175     02/07/07        0          405,269        895,541
Dorman L. Strahan........     4,763        1.32%      28.175     02/07/07        0           37,076         81,929
Steven P. Valerius.......    17,758        4.93%      28.175     02/07/07        0          138,232        305,457
All stockholders as a
  group..................       N/A         N/A        27.39(4)     N/A          0      181,669,535(4) 401,440,362(4)

---------------

(1) These options become exercisable 33% after one year, 67% after two years, and 100% after three years of the date of grant. The exercise price for the options may be paid with already owned shares of common stock. No stock appreciation rights were granted with the stock options.

(2) For stock options, the value is based on the exercise price per share of common stock, which was the average of the high and low sales price per share of common stock on the New York Stock Exchange on the date of grant.

(3) Potential realizable value amounts for the named executive officers have been calculated by multiplying the exercise price by the annual appreciation rate shown (compounded for the five-year term of the options), subtracting the exercise price per share and multiplying the gain per share by the number of shares covered by the option. The derived potential realized value is the nominal undiscounted future value not adjusted for inflation.

(4) For stockholders as a group, the potential realized value reflects the appreciation over $27.39 per share of common stock, which was the closing price per share of common stock on December 31, 2002, for 24,006,863 outstanding shares of common stock as of December 31, 2002.

     The following table summarizes for each of the named executive officers their option exercises in 2002 and the value of their options at December 31, 2002.

      AGGREGATED OPTION EXERCISES IN 2002 AND 2002 YEAR-END OPTION VALUES

                                                         NUMBER OF SHARES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                            OPTIONS AT              IN-THE-MONEY OPTIONS AT
                          SHARES                         DECEMBER 31, 2002           DECEMBER 31, 2002(2)
                        ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                     EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                    -----------   -----------   -----------   -------------   -----------   -------------
C. Berdon Lawrence....                                 41,666        103,334      $  325,051      $337,943
Norman W. Nolen.......                                 60,000         96,630         548,400       311,538
Joseph H. Pyne........    10,000       $133,550       155,832        546,731       1,378,993       740,570
Dorman L. Strahan.....    10,000        153,775        49,499         99,264         468,561        93,869
Steven P. Valerius....                                 40,000         42,758         340,753       222,794

---------------

(1) Based on the average of the high and low sales price per share of common stock on the date of exercise.

(2) Value based on $27.39 per share of common stock, which was the closing price per share of common stock on December 31, 2002.

     The following table provides information as of December 31, 2002 with respect to shares of the Company's common stock that may be issued under the existing equity compensation plans, including the Company's 1989 Employee Stock Option Plan, the 1994 Employee Stock Option Plan, the 1996 Employee Stock Option Plan, the 2001 Employee Stock Option Plan, the 2002 Stock and Incentive Plan, the 1989 Director Stock Option Plan, the 1994 Nonemployee Director Stock Option Plan, the 2000 Nonemployee Director Stock Option Plan and the 1993 Nonqualified Stock Option for Robert G. Stone, Jr.

          EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2002

                                                                                      NUMBER OF SECURITIES
                                                                                       REMAINING AVAILABLE
                                                                                       FOR FUTURE ISSUANCE
                                               NUMBER OF                                  UNDER EQUITY
                                           SECURITIES TO BE                            COMPENSATION PLANS
                                              ISSUED UPON        WEIGHTED-AVERAGE     (EXCLUDING SECURITIES
                                              EXERCISE OF        EXERCISE PRICE OF     REFLECTED IN FIRST
PLAN CATEGORY                             OUTSTANDING OPTIONS   OUTSTANDING OPTIONS          COLUMN)
-------------                             -------------------   -------------------   ---------------------
Equity compensation plans approved by
  stockholders..........................       2,206,581              $20.60                1,115,180
Equity compensation plans not approved
  by stockholders(1)....................          86,393              $24.55                  213,607
                                               ---------                                    ---------
          Total.........................       2,292,974              $20.75                1,328,787
                                               =========                                    =========

---------------

(1) The only plan included in the table that was adopted without stockholder approval was the 2000 Nonemployee Director Stock Option Plan, the material features of which are summarized under "THE BOARD OF DIRECTORS AND BOARD COMMITTEES -- Director Compensation."

LONG-TERM INCENTIVE PLAN AWARDS GRANTED IN 2002

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                  PERFORMANCE OR OTHER
                                                      PERIOD UNTIL
                            NUMBER OF SHARES,        MATURATION OR
          NAME            UNITS OR OTHER RIGHTS          PAYOUT          THRESHOLD(1)    TARGET    MAXIMUM
          ----            ---------------------   --------------------   ------------   --------   --------
Joseph H. Pyne..........                                3 years            $99,680      $498,400   $996,800
Norman W. Nolen.........                                3 years             31,840       159,200    318,400
Steven P. Valerius......                                3 years             34,000       170,000    340,000
Dorman L. Strahan.......                                3 years              9,120        45,600     91,200

---------------

(1) Amount payable if 80% of performance target is achieved; if less than 80% is achieved, there is no payment.

     The long-term performance awards made to the named executive officers in 2002 were based on achievement on a cumulative basis over a three-year performance period of the Company's EV targets established under the Company's annual incentive bonus plan. In January 2003, the Board of Directors decided to discontinue EV as the measure of performance under the annual bonus plan and replace it with three equally weighted performance measures -- net operating cash flow, return on total capital and earnings per share. Since the Company will therefore not be setting EV targets under the annual bonus plan for the second and third years of the performance period, the Compensation Committee decided in January 2003 to cancel the performance awards made in 2002 that are shown in the table, with the consent of the participants, and in lieu of the performance awards the Committee granted shares of restricted stock to Mr. Pyne (9,682 shares), Mr. Nolen (3,093 shares), Mr. Valerius (3,303 shares) and Mr. Strahan (886 shares).

COMPENSATION AGREEMENTS

     In connection with its acquisition of Hollywood Marine, Inc. on October 12, 1999, the Company entered into an Employment Agreement with Mr. Lawrence, the former President of Hollywood and current Chairman of the Board of the Company. The Agreement was for a three-term year, which ended on October 11, 2002, and provided for an annual base salary of $375,000 (subject to increase but not decrease at the discretion of the Board of Directors) and provided that Mr. Lawrence was eligible to participate in other compensation and benefit plans generally on the same basis as other Company officers. The Agreement contained noncompetition and confidentiality covenants and provisions for termination by the Company with or without cause (in the latter case with certain cash severance payments).

     Kirby Inland Marine, LP has a Deferred Compensation Agreement with Mr. Pyne in connection with his previous employment as its President. The agreement provides for benefits to Mr. Pyne totaling $4,175 per month commencing upon the later of his severance from the employment of the Company, or his 65th birthday and continuing until the month of his death. If Mr. Pyne should die prior to receiving such deferred compensation, the agreement provides for monthly payments to his beneficiary for a period of sixty months. The agreement also provides that no benefits will be paid if Mr. Pyne is terminated for cause (as defined in the agreement).

     The Company has an unfunded, nonqualified Deferred Compensation Plan for Key Employees which was adopted in October 1994, effective January 1, 1992. The Plan is designed primarily to provide additional benefits to eligible employees to restore benefits to which they would be entitled under the Company's Profit Sharing Plan and 401(k) Plan were it not for certain limits imposed by the Internal Revenue Code. The benefits under the Deferred Compensation Plan are designed to restore benefits for employees being compensated in excess of $200,000 per year. The following table discloses for the named executive officers the amount of contributions to the Deferred Compensation Plan for 2000 and 2001. Contributions for the 2002 year have not been determined as of the date of this Proxy Statement.

                                                                  DEFERRED
                                                              COMPENSATION PLAN
                                                              -----------------
                                                               2001      2000
                                                              -------   -------
C. Berdon Lawrence..........................................  $37,152   $35,523
Norman W. Nolen.............................................   11,663    10,395
Joseph H. Pyne..............................................   57,340    55,453
Steven P. Valerius..........................................   15,630    13,861

COMMON STOCK PERFORMANCE GRAPH

     The performance graph below shows the cumulative total return on the Company's common stock compared to the Russell 2000 Index and the Dow Jones Marine Transportation Index over the five-year period beginning December 31, 1997. The results are based on an assumed $100 invested on December 31, 1997, and reinvestment of dividends.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                AMONG KIRBY CORPORATION, THE RUSSELL 2000 INDEX
                AND THE DOW JONES US MARINE TRANSPORTATION INDEX

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------
                        12/97      12/98      12/99      12/00      12/01      12/02
--------------------------------------------------------------------------------------
 KIRBY CORPORATION     $100.00    $103.24    $106.15    $108.74    $142.65    $141.83
 RUSSELL 2000          $100.00    $ 97.45    $111.17    $114.60    $117.45    $ 93.39
 DOW JONES US MARINE
  TRANSPORTATION       $100.00    $ 58.22    $ 82.28    $102.14    $104.62    $ 98.40


* $100 INVESTED ON 12/31/97 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDED DECEMBER 31.

                            OTHER BUSINESS (ITEM 3)

     The Board of Directors knows of no other business to be brought before the Annual Meeting. However, if any other matters are properly presented, it is the intention of the persons named in the accompanying proxy to take such action as in their judgment is in the best interest of the Company and its stockholders.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP served as the Company's principal independent public accountants during 2002 and will continue to serve as the Company's principal independent public accountants for the current year. Representatives of KPMG LLP are expected to be present at the 2003 Annual Meeting of Stockholders, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company is responsible for monitoring the integrity of the Company's financial reporting, accounting procedures and internal controls. The Audit committee is composed of three directors, all of whom are independent within the meaning of New York Stock Exchange standards. The Audit Committee operates under a written charter adopted by the Board of Directors.

     Management is primarily responsible for the Company's financial reporting process and internal controls. The Company's independent auditors are responsible for performing an audit of the Company's financial statements and issuing a report on the conformity of the financial statements with generally accepted accounting principles. The Audit Committee is responsible for overseeing those processes.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2002 with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence.

     Based on the Audit Committee's review of the audited financial statements for the year ended December 31, 2002 and the Audit Committee's discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, which has been filed with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Bob G. Gower, Chairman
                                          C. Sean Day
                                          William M. Lamont, Jr.

AUDIT FEES AND NON-AUDIT FEES

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2002, and fees billed for other services rendered by KPMG LLP:

Audit fees..................................................   $288,500
                                                               ========
Audit related fees(1).......................................   $ 36,000
                                                               ========
Tax services................................................   $107,375
                                                               ========
Financial information systems design and implementation
  fees......................................................   $     --
                                                               ========
All other fees..............................................   $     --
                                                               ========

---------------

(1) Audit related fees consisted principally of audits of financial statements of employee benefit plans.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of the Company's principal accounting firm.

                 STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Stockholder proposals must be received by the Company at its principal executive offices no later than November 7, 2003 to be considered for inclusion in the Company's proxy statement and form of proxy for the 2004 Annual Meeting of Stockholders.

     Under the Company's Bylaws, written notice (containing the information required by the Bylaws) of any stockholder proposal for action at an annual meeting of stockholders (whether or not proposed for inclusion in the Company's proxy materials) must be received by the Company at its principal executive offices not less than 90 nor more than 120 days prior to the anniversary date of the prior year's annual meeting of stockholders and must be a proper subject for stockholder action.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          THOMAS G. ADLER
                                          Secretary

March 6, 2003
Houston, Texas

                               KIRBY CORPORATION

                           55 WAUGH DRIVE, SUITE 1000
                                 P.O. BOX 1745
                           HOUSTON, TEXAS 77251-1745

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF KIRBY
                                  CORPORATION.

    The undersigned hereby appoints Joseph H. Pyne, Norman W. Nolen, G. Stephen Holcomb and Thomas G. Adler, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each to represent and to vote, as designated below, all the shares of common stock, par value $0.10 per share, of Kirby Corporation (the "Company") held of record by the undersigned as of the close of business on March 3, 2003, at the Annual Meeting of Stockholders to be held on April 22, 2003, at 55 Waugh Drive, 8th Floor, Houston, Texas 77007 at 10:00 A.M. (CDT) and any adjournment(s) thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PERSONS LISTED IN ITEM 1. SHOULD ANY OF THEM BECOME UNAVAILABLE FOR NOMINATION OR ELECTION OR REFUSE TO BE NOMINATED OR ACCEPT ELECTION AS A DIRECTOR OF THE COMPANY, THE PROXY WILL BE VOTED FOR THE ELECTION OF SUCH PERSON OR PERSONS AS MAY BE NOMINATED OR DESIGNATED BY THE BOARD OF DIRECTORS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 2.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

[SEE REVERSE SIDE]                                            [SEE REVERSE SIDE]

    PLEASE MARK
    VOTES AS
[X] IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE FOLLOWING PROPOSALS:


1. To elect (3) Class II Directors to hold office                   2.  In their discretion, the Proxies are authorized to
   until the Annual Meeting of Stockholders in 2006.                    vote upon such other business as may properly
                                                                        come before the meeting.
   NOMINEES: Bob G. Gower, Joseph H. Pyne, Richard C. Webb

          FOR                    WITHHELD                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]
          ALL   [ ]          [ ] FROM ALL
        NOMINEES                 NOMINEES
                                                                    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
   [ ]                                                              USING THE ENCLOSED ENVELOPE.
      --------------------------------------
      For all nominees except as noted above                        Please execute this Proxy as your name(s) appear(s) hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary or representative capacity, please set forth the full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, limited liability company or other entity, please sign in entity name by authorized person.



Signature:                                       Date:         Signature:                                       Date:
          --------------------------------------      -------            --------------------------------------      -------